Net Revenues - Discounts and Other Reductions (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Discounts and other reductions in gross income
Gross sales	€ 5,588,257	€ 5,322,618	€ 4,882,615
Chargebacks	(923,023)	(826,775)	(652,564)
Cash discounts	(62,518)	(57,512)	(51,953)
Volume rebates	(46,922)	(43,274)	(51,242)
Medicare and Medicaid	(40,343)	(41,722)	(47,820)
Other discounts	(28,727)	(35,262)	(29,206)
Total net sales	€ 4,486,724	€ 4,318,073	€ 4,049,830